UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01	Other Events.

On September 15, 2010, SVB Financial Group (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”) for the public offering of $350,000,000 aggregate principal amount of its 5.375% Senior Notes due 2020 (the “Notes”). The Notes were issued pursuant to an Indenture, dated September 20, 2010 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes were offered and sold by the Company pursuant to the Registration Statement (File No. 333-169374) (the “Registration Statement”), and the prospectus forming part thereof, filed with the Securities and Exchange Commission on September 15, 2010, as supplemented by the preliminary prospectus supplement filed with the Commission on September 15, 2010 and the final prospectus supplement filed with the Commission on September 16, 2010.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 5.1 as Exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2010, by and among SVB Financial Group and Banc of America Securities LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters

4.1	Indenture, dated September 20, 2010, by and between SVB Financial Group and U.S. Bank National Association, as trustee

4.2	Form of 5.375% Senior Note due 2020

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	SVB FINANCIAL GROUP

	By:	/S/ MICHAEL DESCHENEAUX
	Name:	Michael Descheneaux
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2010, by and among SVB Financial Group and Banc of America Securities LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters

4.1	Indenture, dated September 20, 2010, by and between SVB Financial Group and U.S. Bank National Association, as trustee

4.2	Form of 5.375% Senior Note due 2020

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 hereto)